Exhibit 99.1

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                                                                       TY
                                                                     LISTED
                                                                      NYSE
Tri-Continental Corporation
          an investment you can live with                        March 31, 2007
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FUND OBJECTIVE
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Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

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PORTFOLIO MANAGEMENT
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Portfolio Manager:
John B. Cunningham

Investment Team:
Seligman Core Investment Team

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SELIGMAN'S STYLE ANALYSIS
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                                  MANAGEMENT STYLE
                               Value   Blend  Growth
                       ---------------------------------------
             Large                       o
                       ---------------------------------------
MARKET CAP   Medium
                       ---------------------------------------
             Small

This style analysis is the opinion of Seligman only and has not been provided by any third party.

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TOP EQUITY HOLDINGS
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Altria Group Inc.                                                           3.2%

General Electric                                                            3.0

Exxon Mobil                                                                 2.6

Wachovia                                                                    2.3

Bank of America                                                             2.1

JPMorgan Chase                                                              2.1

Capital One Financial                                                       2.0

Pfizer                                                                      1.9

Comverse Technology                                                         1.8

ConocoPhillips                                                              1.8
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Total                                                                      22.8%

The Corporation is actively managed, and its holdings are subject to change. Portfolio holdings information is available at www.seligman.com.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

The website reference contained herein is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this fact sheet.

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PER SHARE CHARACTERISTICS
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Net Asset Value                                                         $25.71

Market Price                                                            $22.70

Premium/(Discount)                                                      (11.71)%

Accumulated Realized Capital Gain(1)                                    $ 0.79

Net Unrealized Capital Gain(2)                                          $ 0.40*


(1) Amount shown does not reflect certain tax adjustments. Represents accumulated net gains or losses on portfolio transactions through March 31, 2007.

(2) Amount shown is based on the Fund's accounting records and may not reflect certain tax adjustments. Represents net unrealized gains or losses as of March 31, 2007. Actual gains or losses that may be realized in the future may be different than this amount due to market fluctuation and the timing of any sales of portfolio securities.

*     $1.43 in Unrealized Gains and $(1.03) in Unrealized Losses.

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DISTRIBUTIONS
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Number of Consecutive Years Dividend Paid                                    63
Yield of Portfolio                                                         1.54%
SEC Yield                                                                  0.79%

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HOLDINGS BY SECTOR
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                                          Tri-Continental Corporation+   S&P 500
Consumer Discretionary                                  8.16               10.49
Consumer Staples                                       10.37                9.57
Energy                                                  9.21               10.09
Financials                                             16.41               21.63
Health Care                                            12.31               11.90
Industrials                                            10.95               10.91
Information Technology                                 24.19               14.87
Materials                                               4.68                3.08
Telecommunication Services                              2.27                3.73
Utilities                                               0.00                3.73
Short-Term                                              1.45                0.00

+     Sectors are shown as a percent of the total portfolio holdings.

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INVESTMENT RESULTS
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Total returns for the periods ended March 31, 2007

                                                                                    Average Annual
                                                                ----------------------------------------------------
                                One Month++    Year-to-Date++    One Year    Three Years    Five Years    Ten Years
Net Asset Value                     0.84%           1.23%         13.45%        10.30%         5.03%        6.22%
Market Price                        1.49            2.62          14.63         11.51          4.83         6.93
S&P 500 Index                       1.12            0.64          11.83         10.06          6.27         8.20
Lipper Closed-End
 Core Funds Average                 1.31            2.49          11.75          9.81          5.81         6.92
Lipper Large-Cap
 Core Funds Average                 1.02            0.46           9.87          8.65          4.99         6.87

++    Not annualized

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The Lipper Closed-End Core Funds Average, the Lipper Large-Cap Core Funds Average, and the S&P 500 Index are unmanaged averages and unmanaged benchmark, respectively, that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 Index also excludes the effect of fees. Investors cannot invest directly in an average or index.

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ANNUAL EXPENSES FOR 2006 (as a percentage of net assets
                          attributable to Common Stock)
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Total Annual Expenses                                                      0.80%

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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                                                                       TY
                                                                     LISTED
                                                                      NYSE
Tri-Continental Corporation
          an investment you can live with                        March 31, 2007
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PORTFOLIO STATISTICS(1)
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Inception                                                                   1929

NYSE Symbol                                                                   TY

NAV Symbol                                                                 XTYCX

Median Market Cap                                                  $43.2 billion

Weighted Average Price/Earnings
 Ratio (2007)(2)                                                           14.60

Weighted Average Price/Book
 Ratio (2007)(3)                                                            2.59

Net Investment Assets                                              $ 2.7 billion


(1) Calculations are based upon information provided by FactSet as of 3/31/07 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

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FOR MORE INFORMATION
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This information is authorized for use only in the case of concurrent or prior delivery of the offering prospectus of the Fund. You should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing. A prospectus containing information about a Fund (including its investment objectives, risks, charges, expenses, and other information about the
Fund) may be obtained here. The prospectus should be read carefully before investing in a Fund.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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YEAR-BY-YEAR ANNUAL TOTAL RETURNS
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 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                                                                                    Year-to-Date
                    1997    1998    1999    2000     2001    2002    2003    2004    2005    2006     (3/31/07)
Market Price        27.9%   26.2%   12.6%  -11.6%   -5.2%   -28.2%   25.2%   13.0%    3.0%   22.1%       2.6%
Net Asset Value     26.6%   25.8%   10.7%   -8.3%  -10.2%   -26.4%   25.8%   13.4%    2.7%   17.4%       1.2%

See Important Performance Information on page 1 of this fact sheet.

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GROWTH OF $10,000
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                          [MOUNTAIN LINE GRAPH OMITTED]

3/31/97 - 3/31/07 (Based on Market Price)

$19,545

Excludes the effect of any costs associated with the purchase of shares. See Important Performance Information on page 1 of this fact sheet.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

There is no guarantee that the Fund's investment goals/objective will be met, and you could lose money.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8-0307W                              DISTRIBUTED BY SELIGMAN ADVISORS, INC.
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